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Exhibit 24


                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitute and appoint Doretha J. Christoph and Walter T. Knollenberg, and each of them, his attorney to do any and all acts which said attorney may deem necessary or advisable to enable Intermet Corporation (the "Company") to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing under the Act of the Company's annual report for the year ended December 31, 1998, including, but not limited to, the power and authority to sign in the name and on the behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, an annual report on Form 10-K and any and all amendments thereto, for filing with the Securities and Exchange Commission under the Act, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, each of the undersigned hereby execute this power of attorney as of the date set forth below.

                            Dated: February 19, 1999
                                   -----------------


/s/ John P. Crecine                            /s/ John Doddridge
-------------------                            ------------------
John P. Crecine                                John Doddridge


/s/ Norman F. Ehlers                           /s/ Wilfred E. Gross, Jr.
--------------------                           -------------------------
Norman F. Ehlers                               Wilfred E. Gross, Jr.


/s/ A. Wayne Hardy                             /s/ John R. Horne
------------------                             -----------------
A. Wayne Hardy                                 John R. Horne


/s/ Thomas H. Jeffs, II                        /s/ Harold C. McKenzie, Jr.
-----------------------                        ---------------------------
Thomas H. Jeffs, II                            Harold C. McKenzie, Jr.


/s/ Byron O. Pond, Jr.                          /s/ John H. Reed
----------------------                          ----------------
Byron O. Pond, Jr.                              John H. Reed